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                                                                  Exhibit 10.30

NEITHER THIS AGREEMENT NOR THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER STATE LAW.

THE SHARES ISSUABLE HEREUNDER ARE SUBJECT TO THE TERMS, CONDITIONS AND RESTRICTIONS AS SET FORTH HEREIN.


                              STAR SCIENTIFIC, INC.
                        RESTRICTED STOCK AWARD AGREEMENT


            THIS RESTRICTED STOCK AWARD AGREEMENT (this "Agreement") is entered into as of April 12, 1999, by and between STAR SCIENTIFIC, INC., a Delaware corporation (the "Company"), and JAMES A. McNULTY (the "Grantee").

            1. RESTRICTED STOCK. In order to encourage the Grantee's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Grantee herein contained, the Company hereby grants to the Grantee as of October 15, 1998 (the "Date of Grant"), a total of one hundred thousand (100,000) shares of Common Stock of the Company (the "Restricted Stock"), subject to the conditions and restrictions set forth below.

            2. RESTRICTIVE LEGEND. The certificates representing shares of Restricted Stock shall be registered in the name of the Grantee and each such certificate shall bear a legend determined by the Company, conspicuously referring to the terms, conditions and restrictions described in this Agreement. The Grantee, by executing this Agreement, hereby acknowledges that the Company (or its designee) is authorized to take all such actions and to effectuate such restrictive legends and transfers of Restricted Stock or releases as are in accordance with the terms of this Agreement.

            3.    RESTRICTIONS ON TRANSFER BEFORE VESTING.

            (a) The shares of Restricted Stock granted hereunder to the Grantee may not be sold, assigned, transferred, pledged or otherwise encumbered, whether voluntarily or involuntarily, by operation of law or otherwise, from the Date of Grant until said shares shall have become vested in the Grantee (and restrictions terminated thereon) all accordance with the provisions of Section 4

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hereof, or as otherwise provided in Section 5 hereof. The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period."

            (b)   Consistent with the foregoing, except as contemplated by
Section 7 hereof, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, by operation of law or otherwise, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Grantee shall become bankrupt or attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 7 hereof, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

            4. VESTING OF RESTRICTED STOCK. Restrictions shall lapse and the Grantee shall become vested as to all shares of Restricted Stock as of October 15, 1999 (the "Vesting Date"); provided, however, that the Grantee shall not vest pursuant to this Section 4 in any shares of Restricted Stock if the Grantee has not been continuously employed by the Company from the Date of Grant through the Vesting Date or if the Grantee shall have died or be under a Disability (as such term in defined in that certain Executive Employment Agreement of even date herewith (the "Employment Agreement) between the Company and the Grantee) on or prior to the Vesting Date, in each such event the vesting or forfeiture of such unvested shares to be governed instead by the provisions of Section 5 hereof.

            5.    EFFECT OF TERMINATION OF EMPLOYMENT. If the Company terminates the Grantee's employment with the Company, the Grantee resigns from the Company, or the Grantee shall die or be under a Disability, then the shares of Restricted Stock that have not previously vested in accordance with Section 4 hereof as of the date of such termination of employment, death or determination of Disability, as the case may be, shall be forfeited by the Grantee to the Company.

            6. LIMITATION OF RIGHTS. Nothing in this Agreement shall be construed to:

            (a) give the Grantee any right to be awarded any further restricted stock other than in the sole discretion of the Board of Directors of the Company;

            (b) give the Grantee or any other person any interest in any specified asset or assets of the Company or any Affiliate (as such term is defined below); or

            (c) confer upon the Grantee the right to continue in the employment or service of the Company or any Affiliate, or affect the right of the Company or any Affiliate to terminate the employment or service of the Grantee at any time or for any reason.


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For purposes of this Agreement, "Affiliate" shall mean any trust, partnership, company, corporation or other legal entity that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

            7. PREREQUISITES TO BENEFITS. Neither the Grantee, nor any person claiming through the Grantee, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement which affect the Grantee or such other person shall have been complied with as specified herein.

            8. RIGHTS AS A STOCKHOLDER. Subject to the limitations and restrictions contained herein, the Grantee shall have all rights as a stockholder with respect to the shares of Restricted Stock only upon registration of such shares in the name of the Grantee in the books of the Company.

            9. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Grantee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Grantee may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

            10. SECURITIES ACT. The Company will not be required to deliver any shares of Common Stock pursuant to this Agreement if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933, as amended, or any other applicable federal or state securities laws or regulations. The Company may require that the Grantee, prior to the issuance of any such shares pursuant to this Agreement deliver to the Company a written statement, in form and content acceptable to the Company, in its sole discretion, stating (i) that the Grantee is purchasing the shares for investment and not with a view to the sale or distribution thereof; and (ii) that the Grantee will not sell any securities of the Company that the Grantee may then own or thereafter acquire except pursuant to a registered offering or a valid exemption from registration. Any stock certificates issued pursuant to this Agreement shall bear a restrictive legend as follows:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER STATE LAW.


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            11.   FEDERAL AND STATE TAXES. Any amount of Common Stock that is payable or transferable to the Grantee hereunder may be reduced by any amount or amounts which the Company is required to withhold under the then applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), or its successors, or any other federal, state or local tax withholding requirement. If the Grantee makes the election permitted by Section 83(b) of the Code, the taxes shall be due and payable for the year in which this Agreement is executed. If the Employee does not make such election, the taxes shall be payable for the year in which the restrictions lapse pursuant to Section 4. Upon determination of the year in which such taxes are due and the determination by the Company of the amount of taxes required to be withheld, if any, the Grantee shall either pay to the Company an amount equal to the taxes required to be paid, or the Grantee shall authorize (in writing) the Company to withhold from other payments to tile Grantee an amount equal to the amount of federal, state or local taxes required to be withheld. The Board of Directors of the Company may, in its discretion, postpone the delivery of any shares pursuant to this Agreement until the payment or authorization to withhold taxes by the Grantee is completed.

            12. MODIFICATION AND AMENDMENT. No supplement, modification or amendment of this Agreement or waiver of any provision of this Agreement will be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor will any such waiver constitute a continuing wavier unless otherwise expressly provided.

            13. ENTIRE AGREEMENT: HEADINGS; GOVERNING LAW. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


STAR SCIENTIFIC, INC.                        GRANTEE



By:   /s/ Paul L. Perito                     /s/ James A. McNulty
   ------------------------------------      --------------------
Name:    Paul L. Perito                      JAMES A. McNULTY
     ----------------------------------
Title: Executive Vice President/General
      ---------------------------------
       Counsel
      ---------------------------------      Date: October 19, 1999
Date: October 27, 1999                            -----------------
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